SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) ..............December 13, 2000



                        FIELDPOINT PETROLEUM CORPORATION
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                                    COLORADO
                                    --------
                 (State or Other Jurisdiction of Incorporation)

         0-9435                                          84-0811034
         ------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)



1703 Edelweiss Drive                                         78613
--------------------                                         -----
         Cedar Park, Texas                                 (Zip Code)
         -----------------
(Address of principal executive offices)



        Registrant's telephone number, including area code (512) 250-8692

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

         FieldPoint Petroleum Corporation (The Company) consummated the purchase of a 20.64% working interest representing a 16.19% net revenue interest in 30 wells in the Chickasha Field located in Grady County Oklahoma, From Ricks Exploration, Inc. Two wells are scheduled for drilling and completion in 2001. The Company paid $1,000,000 cash consideration for the lease rights and related equipment, and will pay its share cost for drilling the two wells.

         Closing of the acquisition took place on December 13, 2000, with the effective date being January 1, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

(a)      Financial Statements - to be filed by amendment to this 8-K.

(b)      Exhibits

99.2     Press Release dated December 13, 2000





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FieldPoint Petroleum Corporation
                                                (Registrant)

                                                By: /s/ Ray D. Reaves
                                                    ------------------
                                                    President

Dated: December 27, 2000